                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                           F O R M   8 - K
                           CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934
                           March 4, 1994
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                         (Date of Report)


                     National City Corporation
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          (Exact name of registrant as specified in its charter)

Delaware                              1-10074             34-1111088
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(State or other jurisdiction          (Commission         (IRS Employer
    of incorporation)                 File Number)        Identification No.)

     1900 East Ninth Street, Cleveland, Ohio                           44114
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(Address of principal executive offices)                           (Zip Code)

                            216-575-2000
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           (Registrant's telephone number, including area code)




                            Page 1 of 4 pages

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Item 5.     OTHER EVENTS

            On March 1, 1994, the Registrant issued a Press Release announcing that its Board of Directors has authorized the purchase, in the open market or otherwise, of up to 5 million additional shares of the Corporation's issued and outstanding common stock and any amount of depositary shares of its 8% Cumulative Convertible Preferred Stock, subject to a combined total purchase limit of $200 million. This stock repurchase program will commence following the completion of an existing 5 million share repurchase program that was announced in December, 1993.





Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  None

            b)  PRO FORMA FINANCIAL INFORMATION:  None

            c)  EXHIBIT:

            Exhibit 99.1 Press Release dated March 1, 1994 incorporated herein by reference.




                                 Page 2 of 4 pages

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



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
Dated: March 4, 1994                 By /s/ Robert G. Siefers
                                        ----------------------------
                                        Robert G. Siefers
                                        Executive Vice President
                                        and Chief Financial Officer




                                Page 3 of 4 pages

NATIONAL CITY
CORPORATION                                          NATIONAL CITY CORPORATION


FOR MORE INFORMATION CONTACT:

                        Thomas A. Richlovsky
                        Senior Vice President & Treasurer
                        (216) 575-2126

                        Janis E. Lyons
                        Vice President, Investor Relations
                        (216) 575-3329

NATIONAL CITY CORPORATION ANNOUNCES STOCK REPURCHASE PROGRAM

     CLEVELAND, OHIO--March 1, 1994--National City Corporation's Board of Directors has authorized the purchase, in the open market or otherwise, of up to 5 million additional shares of the Corporation's issued and outstanding common stock and any amount of depositary shares of its 8% Cumulative Convertible Preferred Stock subject to a combined purchase limit of $200 million. This stock repurchase program will commence following the completion of an existing 5 million share repurchase program that was announced in December 1993.
     All common shares purchased will be held as Treasury shares for reissue in connection with the Corporation's stock option plans and for general corporate purposes. Any depositary shares of preferred stock acquired will be retired. The shares will be acquired in accordance with applicable regulations of the Securities and Exchange Commission.
     National City Corporation (NYSE: NCC) is a $31 billion diversified financial service company headquartered in Cleveland, Ohio. National City operates banks and other financial service subsidiaries principally in Ohio, Kentucky and Indiana.



                               Page 4 of 4 pages